UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019
____________________

NOVUME SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (703) 953-3838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of OpenALPR

As previously disclosed, on November 14, 2018, Novume Solutions, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among the Company, OpenALPR Technology, Inc. (“OpenALPR”) and Mathew Hill, pursuant to which the Company agreed to purchase all of the assets of OpenALPR, except for certain excluded assets, and assume certain liabilities as provided in the Purchase Agreement (the “Acquisition”). The Purchase Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2018.

On February 15, 2019, the parties entered into Amendment No. 1 to the Purchase Agreement (“Amendment No. 1”) which modified the mix of consideration to be paid for the Acquisition to include a promissory note and redefined the base purchase price set forth in the Purchase Agreement.

On March 8, 2019, the parties entered into Amendment No. 2 to the Purchase Agreement (“Amendment No. 2”) which eliminated the working capital adjustment set forth in the Purchase Agreement, as amended, and replaced it with an adjustment for prepaid maintenance contracts.

On March 12, 2019, the parties closed the Acquisition. In connection therewith, the Company (i) paid to OpenALPR $7,000,000; (ii) issued to OpenALPR 600,000 shares of the Company’s common stock, and (iii) issued to OpenALPR a promissory note in the principal amount of $5,000,000 pursuant to the Note Purchase Agreement (as defined below), together with the accompanying warrant, as described below under the heading "Note Purchase Agreement."

The foregoing description of Amendment No. 1 and Amendment No. 2 does not purport to be complete and is subject, and is qualified in its entirety by reference, to Amendment No. 1 and Amendment No. 2, which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Note Purchase Agreement

On March 12, 2019, the Company and the Guarantors from time to time party thereto (each a “Credit Party” and, together, the “Credit Parties”), entered into that certain Note Purchase Agreement (the “Note Purchase Agreement”), by and among the Credit Parties, the purchasers from time to time party thereto (the “Purchasers”) and U.S. Bank National Association as paying agent and collateral agent (in such capacity, the “Agent”).

Under the Note Purchase Agreement, the Company agreed to sell, and the Purchasers agreed to purchase, senior secured promissory notes in an aggregate principal amount equal to $20,000,000 (each a “Note” and collectively, the “Notes”). The principal amount of the Notes (including any previously compounded PIK Interest, as defined below, relating thereto) bears interest at a rate equal to sixteen percent (16%) per annum (the “Interest Rate”), of which at least ten percent (10%) per annum shall be paid in cash (the “Cash Interest”). Any portion of interest not paid in Cash Interest (the “PIK Interest”) will accrue on each Note and shall be paid at maturity or earlier redemption. Cash Interest on all Notes is due and payable in arrears on the last day of each fiscal quarter (commencing on June 30, 2019) and on the March 11, 2021 (the “Maturity Date”).

On March 12, 2019, the Company paid a closing fee of $200,000 and $43,250 of a $403,250 work fee. The balance of the work fee is to be paid in nine monthly installments of $40,000 each. On the earlier of the Maturity Date or payment in full of the obligations under the Note Purchase Agreement, the Company shall pay an exit fee of $1,000,000. The Notes may be prepaid in whole or in part at any time. In the event of any prepayment of the Notes, the Company shall pay to the Purchasers (applied pro rata to each Purchaser according to the outstanding principal under the respective Notes), a percentage of the principal amount of such Notes being prepaid equal to 20% (if prepaid prior to March 11, 2020) or 10% (if prepaid on or after March 11, 2020).

Under the terms of the Note Purchase Agreement, on March 12, 2019, the Credit Parties granted the Agent liens and security interests in substantially all of the Credit Parties’ assets as collateral for the obligations under the Note Purchase Agreement. Each Credit Party granted a pledge of 100% of the equity interests of each domestic subsidiary owned directly by a Credit Party, 65% (or such greater percentage that could not reasonably be expected to cause any material adverse consequences on such Credit Party) of the outstanding voting equity interests of any foreign subsidiary owned directly by a Credit Party, and 100% of outstanding non-voting equity interests of any foreign subsidiary owned directly by a Credit Party.

The Note Purchase Agreement also contains (i) representations and warranties by the Credit Parties and indemnification provisions in favor of Purchasers and Agent, (ii) customary covenants (including limitations on other liens and financial covenants as set forth in Article 6 of the Note Purchase Agreement), and (iii) events of default (including payment defaults, breaches of covenants following any applicable cure period, a change of control, and events relating to bankruptcy or insolvency).

Under the terms of the Note Purchase Agreement, the Company issued to the Purchasers warrants (each a “Warrant” and collectively, the “Warrants”) to purchase an aggregate of 2,500,000 shares of the Company’s common stock at an exercise price of $0.74 per share. Each Warrant is immediately exercisable upon issuance, and excluding certain mergers or acquisitions, expires on the five-year anniversary of the date of issuance.

The foregoing description of the Warrants, the Notes, and the Note Purchase Agreement does not purport to be complete and is subject, and is qualified in its entirety by reference, to the form of Warrant, form of Note, and the Note Purchase Agreement, which are filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above in Item 1.01 under “Acquisition of OpenALPR” is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 is incorporated by reference herein. The securities issued in connection with the transactions describe in Item 1.01 were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Warrant issued by Novume Solutions, Inc. on March 12, 2019
4.2	Form of Senior Secured Note issued by Novume Solutions, Inc. on March 12, 2019
4.3	Note Purchase Agreement, dated as of March 12, 2019, by and among the Credit Parties, U.S. Bank National Association, and the Purchasers from time to time party thereto
10.1	Amendment No. 1 to Asset Purchase Agreement, dated as of February 15, 2019, by and among Novume Solutions, Inc., OpenALPR Technology, Inc. and Matthew Hill
10.2	Amendment No. 2 to Asset Purchase Agreement, dated as of March 12, 2019, by and among Novume Solutions, Inc., OpenALPR Technology, Inc. and Matthew Hill

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

Date: March 18, 2019	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer